EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Standard Motor Products, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence I. Sills, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/S/ LAWRENCE I. SILLS
---------------------
Lawrence I. Sills
Chief Executive Officer
November 6, 2008


* A signed original of this written statement required by Section 906 has been provided to Standard Motor Products, Inc. and will be retained by Standard Motor Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.